                                                                     Exhibit h.2


                     Auction Rate Cumulative Preferred Stock

                       TRAVELERS CORPORATE LOAN FUND INC.

                        1,700 Preferred Shares, Series A
                        1,700 Preferred Shares, Series B

                    Liquidation Preference $25,000 Per Share

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                March [11], 2002


SALOMON SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York 10013

Ladies and Gentlemen:

     Travelers Corporate Loan Fund Inc., a Maryland corporation (the "Fund"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of 3,400 Preferred Shares of its Auction Rate Cumulative Preferred Stock, Series A and Series B, par value $.001 per share, with a liquidation preference of $25,000 per share (the "Preferred Shares"). The Preferred Shares will be authorized by, and subject to the terms and conditions of, the Fund's Charter, including the Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock of the Fund (the "Articles Supplementary"), in the form filed as an exhibit to the Registration Statement referred to in Section 1 of this agreement. The Fund, its investment Adviser, Smith Barney Fund Management LLC, (the "Adviser") and Travelers Asset Management International Company, LLC (the "Sub-Adviser"), each a wholly-owned subsidiary of Citigroup Inc., wish to confirm as follows their agreement with Salomon Smith Barney Inc. (the "Underwriter") in connection with the purchase of the Preferred Shares by the Underwriter.

     The Fund has or will enter into: an investment management and administrative agreement dated as of November 19, 1998 (the "Investment Advisory Agreement") with the Adviser and a Sub-Investment Advisory Agreement dated as of November 19, 1998 (the "Sub-Investment Advisory Agreement") with Travelers Asset Management International Company, LLC, (the "Sub-Adviser"), a Custodian Services Agreement, dated as of November 19, 1998 (the "Custodian Agreement") with PFPC Trust Company, a Transfer Agency and Registrar Agreement (the "Transfer Agency Agreement") with PFPC, Inc., an Auction Agency Agreement, to be dated as of March ___, 2002, (the "Auction Agency Agreement") with Bankers Trust Company, and a Broker-Dealer Agreement, to be dated as of March __, 2002 (the "Broker-Dealer Agreement") with Bankers Trust Company and the Underwriter. Collectively, the Investment

Advisory Agreement, the Sub-Investment Advisory Agreement, the Custodian Agreement, the Transfer Agency Agreement, the Auction Agency Agreement and the Broker-Dealer Agreement are hereinafter referred to as the "Fund Agreements". This Underwriting Agreement is hereinafter referred to as the "Agreement".

     1. Registration Statement and Prospectus. The Fund has prepared in
        -------------------------------------
conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2, as amended (File Nos. 333-74328 and 811-08985), under the 1933 Act and the 1940 Act (the "Registration Statement"), including a Prospectus relating to the Preferred Shares, and has filed the Registration Statement and Prospectus in accordance with the 1933 Act and 1940 Act. The Fund also has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the Registration Statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the Registration Statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Preferred Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed an abbreviated registration statement to register an additional amount of Preferred Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497 under the 1933 Act, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus filed with the Commission pursuant to Rule 497. The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission on November 30, 2001 and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Fund other than the Prospectus approved in writing by or directly or indirectly prepared by the Fund or the Adviser; it being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriter unless approved in writing by the Fund or the Adviser. The terms "Registration Statement", "Prospectus" and "Prepricing Prospectus" shall also include any financial statements incorporated by reference therein.

     The Fund has furnished the Underwriter with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Prepricing Prospectus.

     2. Agreements to Sell and Purchase. The Fund hereby agrees, subject to all
        -------------------------------
the terms and conditions set forth herein, to issue and sell to the Underwriter and, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all the terms and conditions set forth herein, the Underwriter agrees to purchase from the Fund, at a purchase price of $24,750 per Share, the number of Preferred Shares set forth opposite the name of the Underwriter in Schedule I hereto.

     3. Terms of Public Offering. The Fund, the Adviser and the Sub-Adviser have
        ------------------------
been advised by the Underwriter that the Underwriter proposes to make a public offering of the Preferred Shares as soon after the Registration Statement and this Agreement have become effective as in the Underwriter's judgment is advisable and initially to offer the Preferred Shares upon the terms set forth in the Prospectus.

     4. Delivery of the Preferred Shares and Payment Therefor. Delivery to the
        -----------------------------------------------------
Underwriter of and payment for the Preferred Shares shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, or through the facilities of The Depository Trust Company or another mutually agreeable facility, at 9:30 A.M., New York City time, on March [14], 2002 (the "Closing Date"). The Closing Date may be varied by agreement between the Underwriter and the Fund. The certificates evidencing the Preferred Shares shall be delivered to and registered at The Depository Trust Company, against payment of the purchase price therefor in immediately available funds.

     5. Agreements of the Fund and the Adviser. The Fund, the Adviser and the
        --------------------------------------
Sub-Adviser, jointly and severally, agree with the Underwriter as follows:

     (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Preferred Shares may commence, the Fund will endeavor to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing when the Registration Statement or such post-effective amendment has become effective.

     (b) The Fund will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Preferred Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Adviser, the Sub-Adviser, any affiliate of the Fund, the Adviser or the Sub-Adviser, or any representative or attorney of the Fund, the Adviser, or the Sub-Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund, the Adviser, or the Sub-Adviser or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Preferred Shares for offering or sale in any jurisdiction, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

     (c) The Fund will furnish to the Underwriter, without charge, three signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to the Underwriter, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriter may reasonably request.

     (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, or any sales material (as herein defined), of which the Underwriter shall not previously have been advised or to which the Underwriter shall reasonably object after being so advised or
(ii) so long as, in the opinion of counsel for the Underwriter, a Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to the Underwriter prior to or concurrently with such filing.

     (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to the Underwriter, without charge, in such quantities as the Underwriter has requested, copies of each form of the Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Preferred Shares are offered by the Underwriter and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

     (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriter a prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer, the Fund will expeditiously deliver to the Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriter may reasonably request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Preferred Shares are offered by the Underwriter and by all dealers to whom Preferred Shares may be sold, both in connection with the offering and sale of the Preferred Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriter is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriter and dealers, without charge, a reasonable number of copies thereof. In the event that the Fund and the Underwriter agree that the Registration Statement or the Prospectus should be amended or supplemented, the Fund, if requested by the Underwriter, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

     (g) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period ending not later than 15 months after the effective date of the Registration Statement as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

     (h) During the period of five years hereafter, the Fund will furnish to the Underwriter (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission or furnished to the New York Stock Exchange (the "NYSE") other than reports on Form N-SAR, and (ii) from time to time such other information concerning the Fund as the Underwriter may reasonably request.

     (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by the Underwriter terminating this Agreement pursuant to Section 12 hereof or pursuant to the second paragraph of Section 11 hereof) or if this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Fund, the Adviser, or the Sub-Adviser to comply with the terms or fulfill any of the conditions of this Agreement, the Fund agrees to reimburse the Underwriter for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriter) incurred by the Underwriter in connection herewith.

     (j) The Fund will apply the net proceeds from the sale of the Preferred Shares substantially in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

     (k) The Fund will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise the Underwriter of the time and manner of such filing.

     (l) Except as provided in this Agreement, so long as the Preferred Shares remain outstanding, the Fund will not sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 120 days after the date of the Prospectus, without the prior written consent of the Underwriter.

     (m) The Fund will use its best efforts to cause the Preferred Shares, prior to the Closing Date, to be assigned a rating of "AAA" by Fitch, Inc. ("Fitch") and 'Aaa' by Moody's Investors Service, Inc. ("Moody's" and, together with Fitch, the "Rating Agencies").

     (n) The Fund, the Adviser and the Sub-Adviser will each use its best efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

     6. Representations and Warranties of the Fund, the Adviser and the
        ---------------------------------------------------------------
Sub-Adviser. The Fund, the Adviser and Sub-Adviser jointly and severally,
-----------
represent and warrant to the Underwriter that:

     (a) Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

     (b) The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to (i) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Fund in writing by or on behalf of the Underwriter expressly for use therein or (ii) with respect to the representations of the Fund, the description of the Adviser and the Sub-Adviser contained in the Prospectus heading "Management of the Fund" and in the statement of additional information heading "The Adviser."

     (c) All the outstanding Common Stock (as defined in the Prospectus) of the Fund has been duly authorized and validly issued, is fully paid and nonassessable and is free of any preemptive or similar rights; the Preferred Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the capitalization of the Fund conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

     (d) The Fund is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland with full corporate power to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect (as hereinafter defined); and the Fund has no subsidiaries.

     (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) that are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

     (f) The Fund is not in violation of its Charter, including the Articles Supplementary, and is in compliance in material respects with its other organizational documents applicable to the Fund (together with the Charter and Articles Supplementary, the "Organizational Documents"), and any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any respect in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except where such violation does not have a Material Adverse Effect (as hereinafter defined).

     (g) Neither the issuance and sale of the Preferred Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents or (ii) conflicts or will conflict with or constitutes or will constitute a material breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

     (h) The accountants, KPMG LLP, who have certified or shall certify the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

     (i) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

     (j) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms (subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law), except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws.

     (k) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in the capitalization, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

     (l) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Preferred Shares, will not distribute any offering material in connection with the offering and sale of the Preferred Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

     (m) (i) The Fund has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), except for any such permits the absence of which would not have a Material Adverse Effect, subject to such qualifications as may be set forth in the Prospectus; (ii) the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund, except where the failure of (i), (ii) or (iii) to be accurate would not, individually or in the aggregate, have a Material Adverse Effect on the Fund.

     (n) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (o) The Fund has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Fund is not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

     (p) No holder of any security of the Fund has any right to require registration of any Common Shares, Preferred Shares or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

     (q) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Preferred Shares as contemplated by this Agreement.

     (r) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

     (s) The Fund is registered under the 1940 Act as a diversified, closed-end management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

     (t) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Preferred Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

     (u) The Fund has filed in a timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (v) All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts") authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Preferred Shares (collectively "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (w) Each of the Fund Agreements and the Fund's obligations under this Agreement and each of the Fund Agreements comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

     (x) The Fund currently complies with all requirements under the Code to qualify as a regulated investment company under Subchapter M of the Code.

     (y) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no director of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of the Underwriter.

     (z) The Fund's Common Shares are duly listed on the NYSE.

     7. Representations and Warranties of the Adviser. The Adviser represents
        ---------------------------------------------
and warrants to the Underwriter as follows:

     (a) The Adviser is a limited liability company validly existing in good standing under the laws of the State of Delaware. The Adviser has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a Material Adverse Effect on the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

     (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the

Investment Advisory Agreement, as applicable, for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

     (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser, or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

     (d) Neither the execution, delivery or performance of this Agreement or the performance of the Investment Advisory Agreement or the Sub-Investment Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of formation, or other organizational documents, of the Adviser or (B) conflicts or will conflict with or constitutes or will constitute a material breach of or a default under, any material agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

     (e) The execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement, the Investment Advisory Agreement and the Sub-Investment Advisory Agreement have been duly and validly authorized by the Adviser, and this Agreement, the Investment Advisory Agreement and the Sub-Investment Advisory Agreement have been duly executed and delivered by the Adviser, and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms (subject to the qualification that the enforceability of the Adviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law), except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

     (f) The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complies in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Adviser or the Fund and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a Material Adverse Effect on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

     (h) (i) The Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment thereto); (ii) the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit; and (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Adviser, except where the failure of (i), (ii), or (iii) to be accurate would not, individually or in the aggregate, have a Material Adverse Effect on the Adviser.

     8. Representations and Warranties of the Sub-Adviser. The Sub-Adviser
        --------------------------------------------------
represents and warrants to the Underwriter as follows:

     (a) The Sub-Adviser is a limited liability company validly existing in good standing under the laws of the State of New York. The Sub-Adviser has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a Material Adverse Effect on the Sub-Adviser or on the ability of the Sub-Adviser to perform its obligations under this Agreement and the Sub-Investment Advisory Agreement.

     (b) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Sub-

Investment Advisory Agreement, as applicable, for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Sub-Adviser with the Commission.

     (c) There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened against the Sub-Adviser, or to which the Sub-Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Sub-Adviser or on the ability of the Sub-Adviser to perform its obligations under this Agreement and the Sub-Investment Advisory Agreement.

     (d) Neither the execution, delivery or performance of this Agreement or the performance of the Sub-Investment Advisory Agreement by the Sub-Adviser, nor the consummation by the Sub-Adviser of the transactions contemplated hereby or thereby (A) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of formation, or other organizational documents, of the Sub-Adviser or (B) conflicts or will conflict with or constitutes or will constitute a material breach of or a default under, any material agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Sub-Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject. The Sub-Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

     (e) The execution and delivery of, and the performance by the Sub-Adviser of its obligations under, this Agreement and the Sub-Investment Advisory Agreement, have been duly and validly authorized by the Sub-Adviser, and this Agreement and the Sub-Investment Advisory Agreement, have been duly executed and delivered by the Sub-Adviser, and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms (subject to the qualification that the enforceability of the Sub-Adviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law), except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

     (f) The description of the Sub-Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complies in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Sub-Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Sub-Adviser or the Fund and that is required to be disclosed in the Registration Statement or the Prospectus and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Sub-Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a Material Adverse Effect on the ability of the Sub-Adviser to perform its obligations under this Agreement and the Sub-Investment Advisory Agreement.

     (h) (i) The Sub-Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment thereto); (ii) the Sub-Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Sub-Adviser under any such permit; and (iii) except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Sub-Adviser, except where the failure of (i), (ii), or (iii) to be accurate would not, individually or in the aggregate, have a Material Adverse Effect on the Sub-Adviser.

     9. Indemnification and Contribution.
        ---------------------------------

     (a)(i) The Fund agrees to indemnify and hold harmless each of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and reasonable expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriter furnished in writing to the Fund by or on behalf of the Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a)(i) with respect to any Prepricing Prospectus, Prospectus or Registration Statement shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Preferred Shares by the Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the Underwriter in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund may otherwise have.

     (a)(ii) The Adviser and Sub-Adviser jointly and severally agree to indemnify and hold harmless each of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and reasonable expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriter furnished in writing to the Fund by or on behalf of the Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a)(ii) with respect to any Prepricing Prospectus, Prospectus or Registration Statement shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Preferred Shares by the Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the Underwriter in requisite quantity on a timely basis to permit such delivery or sending; and provided further, that (i) the Adviser and the Sub-Adviser will not be liable to any such indemnified party in any such case except to the extent that the Fund has failed to indemnify and hold harmless such indemnified party pursuant to paragraph (a)(i) in respect of any such loss, claim, damage, liability or expense after such indemnified party has made a claim of the Fund as required below; and (ii) the amount of the Adviser's and the Sub-Adviser's liability hereunder shall be limited to the amount of the net proceeds from the sale of the Preferred Shares and provided, further, that to the extent the Adviser and the Sub-Adviser have indemnified the Underwriter or each person, if any, who controls the Underwriter, the Fund shall contribute to the Adviser and the Sub-Adviser a portion of the amount paid by the Adviser and the Sub-Adviser to any such indemnified party as shall be appropriate to reflect the relative benefits received by the Fund, the Adviser and the Sub-Adviser in the offering of the Preferred Shares and the relative fault of the Fund, the Adviser and the Sub-Adviser in causing the omission or misstatement which resulted in such payment. This indemnity agreement shall be in addition to any liability that the Adviser and the Sub-Adviser may otherwise have.

     (b) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission to so notify such indemnifying party (i) will not relieve it from any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party and (ii) will not, in any event, relieve such indemnifying party from any other obligation (other than pursuant to the foregoing provision of this Section 9) it may have under this Agreement. If any action, suit or proceeding shall be brought against the Underwriter or any person controlling the Underwriter in respect of which indemnity may be sought against the Fund or the Adviser and the Sub-Adviser, the Underwriter or such controlling person shall promptly notify the Fund or the Adviser and the Sub-Adviser, and the Fund or the Adviser and the Sub-Adviser shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the Fund or the Adviser and the Sub-Adviser have agreed in writing to pay such fees and expenses, (ii) the Fund or the Adviser and the Sub-Adviser have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriter or such controlling person and the Fund or the Adviser and/or the Sub-Adviser and the Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Adviser and/or the Sub-Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund, the Adviser and the Sub-Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriter or such controlling person). It is understood, however, that the Fund, the Adviser and the Sub-Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Underwriter and controlling persons not having actual or potential differing interests with the Underwriter or among themselves, which firm shall be designated in writing by the Underwriter, and that all such fees and expenses shall be reimbursed as they are incurred. The Fund, the Adviser and the Sub-Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund, the Adviser and the Sub-Adviser agree to indemnify and hold harmless the Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

     (c) The Underwriter agrees to indemnify and hold harmless the Fund and the Adviser and the Sub-Adviser, their directors, trustees and officers who sign the Registration Statement, and any person who controls the Fund or the Adviser or the Sub-Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Adviser and Sub-Adviser to the Underwriter, but only with respect to information relating to the Underwriter furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund or the Adviser or the Sub-Adviser, any of their directors or trustees, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Underwriter pursuant to this paragraph (c), the Underwriter shall have the rights and duties given to the Fund and the Adviser and the Sub-Adviser by paragraph (b) above (except that if the Fund or the Adviser and/or the Sub-Adviser shall have assumed the defense thereof the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriter's expense), and the Fund, the Adviser, the Sub-Adviser, their directors, trustees and any such officer, and any such controlling person shall have the rights and duties given to the Underwriter by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability that the Underwriter may otherwise have.

     (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or reasonable expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other hand from the offering of the Preferred Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations with respect to the offering of the Preferred Shares. The relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), notify such party or parties from whom contribution may be sought, but the omission so to notify (i) will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d), unless such omission results in the forfeiture of substantive rights or defenses by the party or parties from whom contribution is being sought and (ii) will not, in any event, relieve the party or parties from whom contribution may be sought from any other obligation (other than pursuant to this Section 9(d)) it or they may have under this Agreement. Except for a settlement entered into pursuant to the last sentence of Section 9(b) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent shall not be unreasonably withheld).

     (e) The Fund, the Adviser, the Sub-Adviser and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by a pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     (g) Notwithstanding any other provisions in this Section 9, no party shall be entitled to the benefit of any provision under this Agreement which protects or purports to protect such person against any liability to the Fund or its security holders to which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, or gross negligence, in the performance of such person's duties hereunder, or by reason of such person's reckless disregard of such person's obligations and duties hereunder.

     (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Fund, the Adviser and the Sub-Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, the Fund, the Adviser, the Sub-Adviser, their directors, trustees or officers, or any person controlling the Fund or the Adviser or the Sub-Adviser, (ii) acceptance of any Preferred Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriter or any person controlling the Underwriter, or to the Fund, the Adviser, the Sub-Adviser, their directors, trustees or officers, or any person controlling the Fund, the Adviser, or the Sub-Adviser shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 9.

     10. Conditions of Underwriter's Obligations. The obligation of the
         ---------------------------------------
Underwriter to purchase the Preferred Shares hereunder are subject to the following conditions:

     (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Preferred Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriter, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, the Adviser, the Sub-Adviser or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the Underwriter's reasonable satisfaction.

     (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets, or results of operations of the Fund, the Adviser or the Sub-Adviser not contemplated by the Prospectus, which in the Underwriter's reasonable opinion would materially adversely affect the market for the Preferred Shares, or (ii) any event or development relating to or involving the Fund, the Adviser or the Sub-Adviser or any officer or director of the Fund, the Adviser or the Sub-Adviser which makes any statement made in the Prospectus untrue or which, in the reasonable opinion of the Fund and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Underwriter's opinion, materially adversely affect the market for the Preferred Shares.

     (c) The Fund shall have furnished to the Underwriter a report showing compliance with the asset coverage requirements of the 1940 Act and a Basic Maintenance Report (as defined in the Articles Supplementary), each dated the Closing Date and in form and substance satisfactory to the Underwriter. Each such report may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Fund represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

     (d) The Underwriter shall have received on the Closing Date, an opinion of Willkie Farr & Gallagher, counsel for the Fund, dated the Closing Date and addressed to the Underwriter, in form and substance satisfactory to the Underwriter and to the effect that:

     (d)(i) The Fund has been duly organized and is validly existing and in good standing under the laws of the State of Maryland and has full corporate power to own, lease and operate its properties, to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them);

     (d)(ii) The Preferred Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights under the Charter or By-laws of the Fund or, to our knowledge, otherwise under Maryland law and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus under the heading "Description of Preferred Shares" (and any amendment or supplement); the form of Certificate evidencing the Preferred Shares complies in all material respects with all requirements of Maryland law; and the relative rights, interests, powers and preferences of the Preferred Shares, and the obligation of the Fund to redeem such Preferred Shares upon the terms and conditions set forth in the Charter, are legal, valid, binding and enforceable under Maryland law, subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditor rights, to general equitable principles and to the provisions of Section 2-311 of the Maryland General Corporation Law;

     (d)(iii) The authorized Preferred Shares of stock of the Fund are as set forth in the Prospectus under the heading "Capitalization";

     (d)(iv) The Registration Statement is effective under the 1933 Act and the 1940 Act; any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made within the time periods required by Rule 497(b) or (h), as the case may be; to the knowledge of such counsel, no stop order suspending its effectiveness or order pursuant to Section 8(e) of the 1940 Act relating to the Fund has been issued and no proceeding for any such purpose is pending or threatened by the Commission;

     (d)(v) The Registration Statement, the Prospectus (and each amendment thereof or supplement thereto) comply as to form in all material respects with the applicable requirements of the 1933 Act, the 1940 Act and the Rules and Regulations (except that no opinion need be expressed as to the financial statements or other financial data contained therein);

     (d)(vi) The statements made in the Prospectus (including the statement of additional information) under the captions "The Auction" and "Description of Preferred Shares", insofar as they purport to summarize the provisions of the Articles Supplementary or other documents or agreements specifically referred to therein, constitute accurate summaries of the terms of any such documents in all material respects;

     (d)(vii) The statements made in the Prospectus (including the statement of additional information) under the caption "Federal Taxation," insofar as they constitute matters of law or legal conclusions, have been reviewed by such counsel and constitute accurate statements of any such matters of law or legal conclusions in all material respects, and fairly present the information called for with respect thereto by Form N-2 under the 1940 Act;

     (d)(viii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required;

     (d)(ix) To such counsel's knowledge after reasonable inquiry, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement by the 1933 Act that have not been so described or filed as an exhibit, or incorporated by reference as permitted by the 1933 Act, the 1940 Act or the Rules and Regulations;

     (d)(x) Neither the issuance, sale or delivery of the Preferred Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated thereby (A) requires any consent, approval, authorization or other order of or registration or filing by the Fund with the Commission, the NASD, any national securities exchange, or, to our knowledge, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with state securities and blue sky laws) or conflicts or will conflict in any material respect or constitutes or will constitute a breach of, or a default under, the Charter, including the Articles Supplementary, or the Bylaws of the Fund or (B) (i) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument known to such counsel to which the Fund is a party or by which it or any of its properties may be bound and that is identified, in an officer's certificate of the Fund, as material to the business, financial condition, operations, properties or prospects of the Fund (the "Agreements and Instruments"), (ii) to our knowledge, violates or will violate in any material respect any statute, law or regulation (assuming compliance with state securities and blue sky laws), except where such violation does not have a Material Adverse Effect and except that such counsel may state that it expresses no opinion as to the reasonableness or fairness of compensation payable under the Investment Advisory Agreement and the Sub-Investment Advisory Agreement or as to rights to indemnity and contribution in this Agreement or the Fund Agreements, (iii) violates or will violate any judgment, injunction, order or decree that is applicable to the Fund or any of its properties and that is known to such counsel, or (iv), to counsel's knowledge, will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of the Agreements and Instruments;

     (d)(xi) The Fund has corporate power to issue, sell and deliver the Preferred Shares to the Underwriter as provided herein, and this Agreement and the Fund Agreements have been duly authorized, executed and delivered by the Fund and each complies with all applicable provisions of the 1940 Act and the Advisers Act (except that such counsel may state that it expresses no opinion as to the reasonableness or fairness of compensation payable under the Investment Advisory Agreement and the Sub-Investment Advisory Agreement); assuming due authorization, execution and delivery by the other parties thereto, this Agreement and each Fund Agreement constitutes the valid and binding obligation of the Fund enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws or principles of public policy and except that such counsel may state that it expresses no opinion as to the reasonableness or fairness of compensation payable under the Investment Advisory Agreement and the Sub-Investment Advisory Agreement, subject to enforcement of bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

     (d)(xii) The Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company; and

     (d)(xiii) The provisions of the Charter, including the Articles Supplementary and the investment policies and restrictions described in the Prospectus (including the statement of additional information) under the caption "Investment Objective and Policies" comply with the requirements of the 1940 Act and the 1940 Act Rules and Regulations.

     Such counsel shall also have furnished to the Underwriter a statement, addressed to the Underwriter, dated the Closing Date, to the effect that:

          They have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus, and, except for the statements referred to in paragraphs (vi) and (vii) above and the information referred to in paragraph (xiii) above, they are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, they have participated in discussions with the representatives and employees and officers of the Fund, the Adviser and the Sub-Adviser and in discussions with the Fund's independent accountants, in which the business and the affairs of the Fund, the Adviser and the Sub-Adviser and the contents of the Registration Statement and the Prospectus were discussed. On the basis of information that they have gained in the course of their representation of the Fund in connection with its preparation of the Registration Statement and the Prospectus and their participation in the discussions referred to above, no facts have come to their attention that would lead them to believe that as of its effective date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that as of the Closing Date the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which they need express no opinion).

     Insofar as the opinions expressed above are dependent upon matters governed by Maryland law, Willkie Farr & Gallagher will be permitted to rely on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

     (e) The Underwriter shall have received on the Closing Date an opinion of the General Counsel for the Adviser, dated the Closing Date and addressed to the Underwriter, in form and substance satisfactory to the Underwriter and to the effect that:

     (e)(i) The Adviser is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them);

     (e)(ii) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting as the investment adviser to the Fund pursuant to the Investment Advisory Agreement as described in the Prospectus;

     (e)(iii) To the best of such counsel's knowledge after reasonable inquiry, there are no legal or governmental proceedings pending or threatened against the Adviser, or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required;

     (e)(iv) To the best of such counsel's knowledge after reasonable inquiry, the Adviser is not in violation of its certificate of formation, nor is the Adviser in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body;

     (e)(v) Neither the execution, delivery or performance of this Agreement nor the consummation by the Adviser of the transactions contemplated hereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with state securities or blue sky laws) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of formation, or other organizational documents, of the Adviser or
(B) (i) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound (the "Agreements and Instruments"), (ii) to our knowledge, violates or will violate any statute, law or regulation (assuming compliance with state securities and blue sky laws), (iii) violates or will violate any judgment, injunction, order or decree that is applicable to the Adviser or any of its properties and that is known to such counsel, or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of the Agreements and Instruments;

     (e)(vi) The Adviser has the corporate power and authority to enter into this Agreement and the Investment Advisory Agreement, and this Agreement and the Investment Advisory Agreement have been duly authorized, executed and delivered by the Adviser; assuming due authorization, execution and delivery by the other parties thereto, this Agreement and the Investment Advisory Agreement each constitutes the valid and binding obligation of the Adviser enforceable in accordance with its terms (except as rights to indemnity and contribution in this Agreement and the Investment Advisory Agreement may be limited by federal or state securities laws), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and

     (e)(vii) The description of the Adviser (other than statements as to the Adviser's investment decisions, beliefs and strategies regarding the Fund's portfolio as to which such counsel need express no opinion) in the Registration Statement and the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) The Underwriter shall have received on the Closing Date an opinion of the General Counsel for the Sub-Adviser, dated the Closing Date and addressed to the Underwriter, in form and substance satisfactory to the Underwriter and to the effect that:

     (f)(i) The Sub-Adviser is a limited liability company duly organized and validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them);

     (f)(ii) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting as the investment adviser to the Fund pursuant to the Sub-Investment Advisory Agreement as described in the Prospectus;

     (f)(iii) To the best of such counsel's knowledge after reasonable inquiry, there are no legal or governmental proceedings pending or threatened against the Sub-Adviser, or to which the Sub-Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required;

     (f)(iv) To the best of such counsel's knowledge after reasonable inquiry, the Sub-Adviser is not in violation of its certificate of formation, nor is the Sub-Adviser in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body;

     (f)(v) Neither the execution, delivery or performance of this Agreement nor the consummation by the Sub-Adviser of the transactions contemplated hereby (A) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with state securities or blue sky laws) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of formation, or other organizational documents, of the Sub-Adviser or (B) (i) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which it or any of its properties may be bound (the "Sub-Adviser Agreements and Instruments"), (ii) to our knowledge, violates or will violate any statute, law or regulation (assuming compliance with state securities and blue sky laws), (iii) violates or will violate any judgment, injunction, order or decree that is applicable to the Sub-Adviser or any of its properties and that is known to such counsel, or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Sub-Adviser pursuant to the terms of the Sub-Adviser Agreements and Instruments;

     (f)(vi) equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and

     (f)(vii) The description of the Sub-Adviser (other than statements as to the Sub-Adviser's investment decisions, beliefs and strategies regarding the Fund's portfolio as to which such counsel need express no opinion) in the Registration Statement and the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) The Underwriter shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriter, dated the Closing Date and addressed to the Underwriter, with respect to such matters as the Underwriter may reasonably request.

     (h) The Underwriter shall have received letters addressed to the Underwriter and dated the date hereof and the Closing Date from KPMG LLP, independent certified public accountants, substantially in the forms heretofore approved by the Underwriter.

     (i)(i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or the Sub-Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, the Underwriter, may be pending before or, to the knowledge of the Fund, the Adviser, the Sub-Adviser or the Underwriter or in the reasonable view of counsel to the Underwriter, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Underwriter; (ii) there shall not have been any change in the capitalization of the Fund nor any material increase in the short-term or long-term debt of the Fund (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund, the Adviser or the Sub-Adviser;
(iv) the Fund shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Fund, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Fund, the Adviser and the Sub-Adviser contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Underwriter shall have received a certificate of the Fund, the Adviser and the Sub-Adviser, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Fund, the Adviser and the Sub-Adviser (or such other officers as are acceptable to the Underwriter), to the effect set forth in this Section 10(h) and in Section 10(i) hereof.

     (j) Neither the Fund, nor the Adviser, nor the Sub-Adviser shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

     (k) The Fund shall have delivered and the Underwriter shall have received evidence satisfactory to the Underwriter that the Preferred Shares are rated 'Aaa' by Moody's and AAA by Fitch as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the Preferred Shares by any Rating Agency.

     (l) The Fund, the Adviser and the Sub-Adviser shall have furnished or caused to be furnished to the Underwriter such further certificates and documents as the Underwriter shall have reasonably requested.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriter and the Underwriter's counsel.

     Any certificate or document signed by any officer of the Fund, the Adviser or the Sub-Adviser and delivered to the Underwriter, or to counsel for the Underwriter, shall be deemed to be a representation and warranty by the Fund, the Adviser or the Sub-Adviser to the Underwriter as to the statements made therein.

     11. Expenses. The Fund agrees to pay the following costs and expenses and
         --------
all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the 1940 Act Notification, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Preferred Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Preferred Shares, including any stamp taxes in connection with the original issuance and sale of the Preferred Shares; (iv) the reproduction and delivery of this Agreement, any dealer agreements, the preliminary blue sky memorandum, if any, and all other agreements or documents reproduced and delivered in connection with the offering of the Preferred Shares; (v) the registration of the Preferred Shares under the 1934 Act; (vi) the reasonable fees, expenses and disbursements of counsel for the Underwriter relating to the preparation, reproduction, and delivery of any preliminary blue sky memorandum; (vii) fees paid to the Rating Agencies; (viii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Preferred Shares; and (ix) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund.

     12. Effective Date of Agreement. This Agreement shall become effective: (i)
         ---------------------------
upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Preferred Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund, by notifying the Underwriter, or by the Underwriter, by notifying the Fund.

     Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     13. Termination of Agreement. This Agreement shall be subject to
         ------------------------
termination in the Underwriter's absolute discretion, without liability on the part of the Underwriter to the Fund, the Adviser, or the Sub-Adviser, by notice to the Fund, if prior to the Closing Date (i) trading in securities generally on the NYSE shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is to make it, in the Underwriter's judgment, impracticable or inadvisable to commence or continue the offering of the Preferred Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Preferred Shares by the Underwriter.

Notice of such termination may be given to the Fund by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

     14. Information Furnished by the Underwriter. The statements set forth in
         ----------------------------------------
the last paragraph on the cover page and the statements in the first and third sentences of the third paragraph and in the fourth paragraph under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriter as such information is referred to in Sections 7(b) and 9 hereof.

     15. Miscellaneous. Except as otherwise provided in Sections 5, 12 and 13
         -------------
hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Fund, the Adviser or the Sub-Adviser, at the offices of the Fund at 125 Broad Street, New York, New York 10004, Attention: Secretary; or (ii) if to the Underwriter, to Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004, Attention: Manager, Investment Banking Division.

     16. Disclaimer. A copy of the document establishing the Fund is filed with
         ----------
the Secretary of the State of Maryland. This Agreement is executed by officers not as individuals and is not binding upon any of the directors, officers, or shareholders of the Fund individually but only upon the assets of the Fund.

     This Agreement has been and is made solely for the benefit of the Underwriter, the Fund, the Adviser, the Sub-Adviser, their directors and officers, and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriter of any of the Preferred Shares in his status as such purchaser.

     17. Applicable Law; Counterparts. This Agreement shall be governed by and
         ----------------------------
construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                                  [End of Text]

                  Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Adviser, the Sub-Adviser and the Underwriter.

                             Very truly yours,


                             TRAVELERS CORPORATE LOAN FUND INC.



                             By:
                                 --------------------------------------------



Confirmed as of the date first above mentioned.

SALOMON SMITH BARNEY INC.           SMITH BARNEY FUND MANAGEMENT LLC



By:____________________________             By: _____________________________







TRAVELERS ASSET MANAGEMENT
 INTERNATIONAL COMPANY, LLC




By:_____________________________

                                   SCHEDULE I


                       TRAVELERS CORPORATE LOAN FUND INC.



                                                               Number of
                   Underwriter                              Preferred Shares
                   -----------                              ----------------

Salomon Smith Barney Inc.  .............................
Total ..................................................